                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
                 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section 240.14a-12

                                          H&Q HEALTHCARE INVESTORS
                                        H&Q LIFE SCIENCES INVESTORS
      ----------------------------------------------------------------------------------
                       (Name of Registrant as Specified In Its Charter)

      ----------------------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                            H&Q HEALTHCARE INVESTORS
                          H&Q LIFE SCIENCES INVESTORS
                          30 Rowes Wharf, Fourth Floor
                        Boston, Massachusetts 02110-3328
                                 (617) 772-8500

                 NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of
H&Q HEALTHCARE INVESTORS and H&Q LIFE SCIENCES INVESTORS:

    An Annual Meeting of Shareholders of H&Q Healthcare Investors and of H&Q Life Sciences Investors (each a "Fund") will be held on Wednesday, June 18, 2003, at 9:00 a.m. at the Boston Harbor Hotel, 70 Rowes Wharf, Boston, Massachusetts 02110, for the following purposes:

    (1) The election of Trustees of each Fund;

    (2) The ratification or rejection of the selection of PricewaterhouseCoopers LLP as the independent public accountants of each Fund for the fiscal year ending September 30, 2003; and

    (3) The transaction of such other business as may properly come before the Annual Meeting and any adjournment or adjournments thereof.

    Although the Annual Meetings are held together for convenience in order to hear common presentations, each Fund's shareholders take action independently of the other. Shareholders of record at the close of business on May 7, 2003 will be entitled to vote at the Annual Meeting or at any adjournment or adjournments thereof.

                                          By Order of the Board of Trustees,

                                          [SIGNATURE]

                                          Jennifer L. Morris,
                                          Secretary

May 14, 2003

--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE AND SIGN THE PROXY FOR THE SHARES HELD BY YOU AND RETURN THE PROXY IN THE ENVELOPE PROVIDED (OR TAKE ADVANTAGE OF THE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES DESCRIBED ON THE VOTING INSTRUCTION CARD) SO THAT YOUR VOTE CAN BE RECORDED. NO POSTAGE IS REQUIRED IF THE ENVELOPE IS MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOU RETURN YOUR SIGNED PROXY PROMPTLY (OR VOTE BY OTHER AVAILABLE MEANS), REGARDLESS OF THE SIZE OF YOUR HOLDINGS, SO THAT A QUORUM MAY BE ASSURED.
--------------------------------------------------------------------------------

                            H&Q HEALTHCARE INVESTORS
                          H&Q LIFE SCIENCES INVESTORS

                             JOINT PROXY STATEMENT

    This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees of H&Q Healthcare Investors ("HQH") and of H&Q Life Sciences Investors ("HQL" and, together with HQH, each is referred to separately as the "Fund" and collectively as the "Funds") of proxies to be voted at the Joint Annual Meeting of Shareholders (the "Annual Meeting") of the Funds to be held on June 18, 2003, and any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting, dated May 14, 2003. Unless otherwise indicated, all information and each proposal ("Proposal") applies separately to each Fund. This Proxy Statement, the Notice of Annual Meeting and the Proxy Card(s) are first being mailed to shareholders on or about May 14, 2003.

    Proposal 1 relates to the election of Trustees for each Fund and Proposal 2 relates to the ratification of the independent public accountants of each Fund. Each Fund's shareholders will vote separately on each Proposal.

    Each Fund's Annual Report with respect to the fiscal year ended September 30, 2002 was mailed to shareholders on or about November 30, 2002. Each Fund will furnish, without charge, a copy of its Annual Report, or the most recent Semi-Annual Report succeeding the Annual Report, if any, to a shareholder upon request. Requests may be sent to each Fund at 30 Rowes Wharf, Fourth Floor, Boston, MA 02110-3328 or be made by calling (617) 772-8500.

                                   PROPOSAL 1
                              ELECTION OF TRUSTEES

    Each Fund's Declaration of Trust provides that the Board of Trustees shall be divided into three classes with staggered terms. The term of office of the Class B Trustees expires on the date of the 2003 Annual Meeting, and the term of office of the Class C and Class A Trustees will expire one and two years, respectively, thereafter. Trustees chosen to succeed the Class B Trustees whose terms are expiring will be elected for a three-year term.

    Each Fund's Declaration of Trust provides that a majority of the Trustees shall fix the number of the entire Board of Trustees and that such number shall be at least three and no greater than fifteen. Each Fund's Board of Trustees has fixed the number of Trustees at eight. Proxies will be voted for the election of the following three nominees for HQH and three nominees for HQL. Each nominee other than Daniel R. Omstead is presently serving as a Class B Trustee and has consented to continue to so serve. On April 15, 2003, Dr. Omstead was appointed as Trustee by the Board of Trustees of each Fund. Dr. Omstead has accepted the nomination. In the event that a nominee is unable to serve for any reason (which is not now expected), when the election occurs, the accompanying Proxy will be voted for such other person or persons as the Board of Trustees may recommend.

    The nominees to serve as Class B Trustees until the 2006 Annual Meeting are Daniel R. Omstead, Eng.ScD., Lawrence S. Lewin and Uwe E. Reinhardt, Ph.D. for HQH and Daniel R. Omstead, Eng.ScD., Alan G. Carr and Henri A. Termeer for HQL. The Class C Trustees serving until the 2004 Annual Meeting are Robert P. Mack, M.D., Eric Oddleifson and Oleg M. Pohotsky for HQH and Lawrence S. Lewin and Uwe
E. Reinhardt, Ph.D. for HQL. The Class A Trustees until the 2005 Annual Meeting are Alan G. Carr and Henri A. Termeer for HQH and Robert P. Mack, M.D., Eric Oddleifson and Oleg M. Pohotsky for HQL. The address for each nominee and Trustee is c/o the Fund at the Fund's address as set forth above.

    The nominees and Trustees and their principal occupations for at least the last five years are as follows:

                                                         SHARES BENEFICIALLY
NAME (AGE), BUSINESS EXPERIENCE AND DIRECTORSHIPS,           OWNED AS OF
TERM OF TRUSTEESHIP AND OTHER POSITIONS WITH THE FUNDS,     APRIL 1, 2003
AS OF APRIL 1, 2003                                         HQH        HQL
-------------------------------------------------------  ---------  ---------
             INTERESTED TRUSTEES*
ALAN G. CARR (68),                                        29,216(1)  16,586
Chairman (since 2001), President (from 1992-2001),
Director (since 1986) and Senior Vice President (from
1986-1992) of the Adviser; Managing Director (from
1992-1999) of Hambrecht & Quist Group; and President
Emeritus (since 2001), President (from 1987-2001) and
Trustee (since 1987) of HQH and (since 1992) of HQL.
DANIEL R. OMSTEAD, ENGSCD (49),                              -0-        561
Trustee (since 2003) of HQH and of HQL; President
(since 2001) of HQH and HQL; President and Chief
Executive Officer (since 2001) and Managing Director
(since 2000) of the Adviser; formerly President and
Chief Executive Officer (from 1997-2000) and Chief
Operating Officer (1997) of Reprogenesis, Inc.

            NON-INTERESTED TRUSTEES
LAWRENCE S. LEWIN (64),                                    2,558      2,920
Formerly Chief Executive Officer (from 1970-1999) of
The Lewin Group (healthcare public policy and
management consulting), a subsidiary of Quintiles
TransnationalCorp.; and Trustee (since 1987) of HQH,
 (since 1992) of HQL and Chairman (since 2000) of HQH
and of HQL.
ROBERT P. MACK, M.D. (67),                                 3,411        -0-
Consultant in Orthopedic Surgery to Orthopedic
Associates of Aspen (since 2001). Orthopedic Surgeon
(from 1996-1998) at the Steadman-Hawkins Orthopedic
Clinic and (from 1977-1996) at the Denver Orthopedic
Clinic; Director of the Department of Orthopedic
Surgery at Metropolitan General Hospital and Assistant
Professor of Orthopedics at Case Western Reserve
University, Cleveland, OH (from 1968-1977); and Trustee
(since 1991) of HQH and (since 1992) of HQL.
ERIC ODDLEIFSON** (68),                                    3,067      1,891
Partner (since 2001) and Managing Director (from
1997-2000) of Renewable Resources LLC (forest
properties investment); formerly Managing Director
(from 1995-1997) of UBS Asset Management (forest
properties investment); formerly President, Director
and Chief Investment Officer (from 1984-1995) of
Resource Investments, Inc. (forest properties
investment); and Trustee (since 1992) of HQH and of
HQL.
OLEG M. POHOTSKY** (56),                                     -0-        -0-
Most recently, Senior Vice President (from 1991-2001)
of FAC/Equities, a division of First Albany Corporation
(investment bank); General Partner (1989-1991) of
Strategic Capital Associates (financial advisory firm);
General Partner (1986-1987) of Capital Growth Partners
(private mezzanine capital institutional investment
partnership); and Trustee (since 2000) of HQH and of
HQL.
UWE E. REINHARDT, PH.D.** (65),                              592        579
Professor of Economics (since 1968) at Princeton
University; and Trustee (since 1988) of HQH and (since
1992) of HQL.
HENRI A. TERMEER (57),                                       -0-        -0-
Chairman (since 1988), Chief Executive Officer (since
1985) and President (since 1983) of Genzyme Corporation
(human healthcare products); Director (since 1987) of
ABIOMED, Inc.; Director (since 1992) of
AutoImmune, Inc.; Director (since 1993) of Genzyme
Transgenics; Director (since 1996) of Diacrin, Inc.;
and Trustee (since 1989) of HQH and (since 1992) of
HQL.
                                                          ------     ------
ALL TRUSTEES OF EACH FUND AS A GROUP...........           38,844     22,537

---------------------

  * Trustee considered to be an "interested person" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act") (an "Interested Person"), through position or affiliation with Hambrecht & Quist Capital Management LLC (the "Adviser").
 **  Member of each Fund's Audit Committee.
(1) Mr. Carr's shares include 479 shares held by a family member as to which he disclaims any beneficial interest.

   The following table sets forth, for each Trustee, the aggregate dollar range of equity securities owned of each Fund and in the aggregate as of April 1, 2003. The information as to beneficial ownership is based upon statements furnished by each Trustee.

                                                                                     AGGREGATE DOLLAR RANGE OF
                                                                                     EQUITY SECURITIES IN BOTH
                                     DOLLAR RANGE OF EQUITY  DOLLAR RANGE OF EQUITY      FUNDS OVERSEEN BY
NAME OF TRUSTEE                        SECURITIES IN HQH       SECURITIES IN HQL      TRUSTEE IN FUND COMPLEX
--------------------------------------------------------------------------------------------------------------
Alan G. Carr                         Over $100,000           Over $100,000           Over $100,000
Lawrence S. Lewin                    $10,001-$50,000         $10,001-$50,000         $50,001-$100,000
Robert P. Mack, M.D                  $10,001-$50,000         None                    $10,001-$50,000
Eric Oddleifson                      $10,001-$50,000         $10,001-$50,000         $50,001-$100,000
Daniel R. Omstead, ENGSCD            None                    Under $10,000           Under $10,000
Oleg M. Pohotsky                     None                    None                    None
Uwe E. Reinhardt, Ph.D.              Under $10,000           Under $10,000           $10,001-$50,000
Henri A. Termeer                     None                    None                    None

    During the fiscal year ended September 30, 2002, six meetings of each Fund's Board of Trustees were held. Each Trustee attended at least 75% of those meetings.

    Each Fund has an Audit Committee comprised solely of Trustees who are not Interested Persons and who are "independent" as defined in the New York Stock Exchange ("NYSE") Listing Standards (each an "Independent Trustee"). Each Fund's Board of Trustees has adopted a written charter for the Audit Committee. The principal purpose of each Fund's Audit Committee is to assist the Board of Trustees in fulfilling its responsibility to oversee management's conduct of the Fund's financial reporting process, including reviewing the financial reports and other financial information provided by the Fund, the Fund's systems of internal accounting and financial controls and the annual independent audit process.

    For each Fund, the Audit Committee's role is one of oversight, and it is recognized that the Fund's management is responsible for preparing the Fund's financial statements and that the outside auditor is responsible for auditing those financial statements. Although each Audit Committee member must be financially literate and one member must have accounting or financial management expertise (as determined by the Board of Trustees in its business judgement), Audit Committee members are not professionally engaged in the practice of accounting or auditing and are not experts in the fields of accounting or auditing, including with respect to auditor independence. Audit Committee members rely, without independent verification, on the information provided to them and on the representations made by management and each Fund's independent public accountants.

    Each Fund's Audit Committee reviewed and discussed the Fund's audited financial statements with management for the Fund's fiscal year ended
September 30, 2002, and discussed with the Fund's independent public accountants, PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), the matters required to be discussed by SAS 61 (Communication with Audit Committees), which includes, among other items, matters relating to the conduct of an audit of the Fund's financial statements. Each Fund's Audit Committee received the written disclosures and the letter from PricewaterhouseCoopers required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with PricewaterhouseCoopers its independence. Based on its review and discussions with management and PricewaterhouseCoopers, each Fund's Audit Committee recommended to the Board of Trustees that the Fund's audited financial statements for the Fund's fiscal year ended September 30, 2002 be included in the Fund's Annual Report for filing with the Securities and Exchange Commission (the "SEC").

    The members of each Fund's Audit Committee are Mssrs. Oddleifson, Pohotsky and Reinhardt. Mr. Pohotsky is the Chairman of each Fund's Audit Committee. Each Fund's Audit Committee held one meeting during the fiscal year ended
September 30, 2002. Each Audit Committee member attended that meeting. Neither Fund has a nominating committee or compensation committee.

    Each Fund currently pays each of its Independent Trustees an annual fee of $15,000 plus $1,500 for each meeting attended. The Chairman of the Board of Trustees of each Fund receives an additional annual fee of $3,000. Independent Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings. For the fiscal year ended September 30, 2002, the Independent Trustees as a group received $150,281 from HQH and $148,821 from HQL for fees and reimbursed expenses. No other direct compensation has been paid by the Funds to the Trustees and officers as a group. Trustees and officers of the Funds who hold positions with the Adviser receive indirect compensation from the Funds in the form of the investment advisory fee paid to the Adviser.

                               Compensation Table
                  For the fiscal year ended September 30, 2002

                                       AGGREGATE     ACCRUED PENSION  TOTAL COMPENSATION
INDEPENDENT                           COMPENSATION    OR RETIREMENT   FROM FUND COMPLEX
TRUSTEE                              FROM EACH FUND     BENEFITS         (TWO FUNDS)
----------------------------------------------------------------------------------------
Lawrence S. Lewin                       $27,000              None          $54,000
Robert P. Mack, M.D.                    $24,000              None          $48,000
Eric Oddleifson                         $24,000              None          $48,000
Oleg M. Pohotsky                        $24,000              None          $48,000
Uwe E. Reinhardt, Ph.D.                 $22,500              None          $45,000
Henri A. Termeer                        $22,500              None          $45,000

EXECUTIVE OFFICERS

    The following table sets forth information (Name (Age), Positions with the Funds) for at least the last five years with respect to the executive officers of the Funds not named above. Each officer has been elected by the Board of Trustees and serves at the pleasure of the Trustees.

KIMBERLEY L. CARROLL (47),

    Treasurer and Chief Financial Officer (since 1987) of HQH and (since 1992) of HQL; and Vice President (since 1991) and Treasurer (since 2000) of the Adviser.

JENNIFER L. MORRIS (34),

    Secretary (since 2001) of HQH and of HQL; and Assistant Vice President (since 1999) and Manager, Corporate Communications (from 1996-1999) of the Adviser.

REQUIRED VOTE

    Each Fund's Declaration of Trust states that the Trustees shall be elected by a plurality of the Fund's shares voting at the Annual Meeting. The Trustees recommend a vote FOR all nominees.

                                   PROPOSAL 2
                     RATIFICATION OR REJECTION OF SELECTION
                       OF INDEPENDENT PUBLIC ACCOUNTANTS

    Pursuant to the 1940 Act, at a meeting called for such purpose on November 20, 2002, each Fund's Audit Committee recommended and a majority of the Board of Trustees of each Fund, including a majority of the Independent Trustees, selected PricewaterhouseCoopers as the independent public accountants for the Fund for the fiscal year ending September 30, 2003. Each Fund has been advised that neither PricewaterhouseCoopers nor any of its partners has any direct or material indirect financial interest in the Fund, nor has had any connection during the past three years with the Fund in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

    Accounting services to be performed by PricewaterhouseCoopers for each Fund will consist of the examination of the annual financial statements of the Fund, consultation on financial, accounting and reporting matters, review and consultation regarding various filings with the SEC and attendance at some meetings of the Board of Trustees. PricewaterhouseCoopers also will perform non-audit services consisting of review and/or preparation of income tax returns of each Fund.

    Representatives of PricewaterhouseCoopers will be present and available for questioning at the Annual Meeting and will have an opportunity to make a statement.

    The following table shows fees paid to PricewaterhouseCoopers for the audit of each Fund's most recent annual financial statements. The information in the column "Audit Fees" shows the amounts paid for the audit and review of financial statements of each Fund. The information in the column "All Other Fees" shows the aggregate amounts paid to PricewaterhouseCoopers by each Fund for tax-related services. No other fees were paid to PricewaterhouseCoopers by the Funds, the Adviser and all entities controlling, controlled by, or under common control with the Adviser that provide services to the Funds. The Audit Committee of the Board of Trustees has considered whether PricewaterhouseCoopers' provision of non-audit services, the compensation for which is disclosed under "All Other Fees," is compatible with maintaining PricewaterhouseCoopers' independence.

                                          AUDIT FEES  ALL OTHER FEES*
                                          ----------  ---------------
H&Q Healthcare Investors                   $41,250        $6,900
H&Q Life Sciences Investors                $41,250        $4,600

---------------------

  * Represents aggregate fees billed for all other non-audit services, namely, tax-related services.

REQUIRED VOTE

    The selection of PricewaterhouseCoopers as each Fund's independent public accountants for the fiscal year ending September 30, 2003, is submitted to the shareholders for ratification and requires the affirmative vote of a majority of the Fund's shares voting at the Annual Meeting. The Trustees recommend a vote FOR the selection of PricewaterhouseCoopers as the independent public accountants of each Fund.

                     INFORMATION PERTAINING TO THE ADVISER

    Hambrecht & Quist Capital Management LLC, a limited liability company under the laws of Delaware, is the investment adviser for each Fund. Under each Fund's Current Agreement, the Adviser is responsible for the management of the Fund's assets, subject to the supervision of the Board of Trustees. The Adviser manages the investments of each Fund in accordance with its investment objective and policies. The Adviser also is obligated to supervise and perform certain administrative and management services and is obligated to provide the office space, facilities, equipment and personnel necessary to perform its duties. The Funds pay no salaries. The salaries of all officers of the Funds and all personnel of the Funds or of the Adviser performing services relating to research, statistical or investment activities, and of all Trustees who are Interested Persons of the Funds or of the Adviser, are paid by the Adviser or an affiliate thereof.

    Daniel R. Omstead serves as President and Chief Executive Officer of the Adviser, which is his principal occupation. Alan G. Carr serves as Chairman of the Adviser, which is his principal occupation. The address for Dr. Omstead and Mr. Carr is c/o the Adviser at 30 Rowes Wharf, Fourth Floor, Boston, Massachusetts 02110-3328.

    Dr. Omstead succeeded Mr. Carr as President of each Fund in September 2001 and is the current portfolio manager of the Funds. Mr. Carr, who has extensive experience in both the public equity and venture markets, is an active advisor to Dr. Omstead in the investment process. In addition, the Adviser's portfolio management team includes a staff of four highly-trained analysts.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Exchange Act and Section 30(j) of the 1940 Act, as applied to a Fund, require the Fund's officers and directors, investment manager, affiliates of the investment manager, and persons who beneficially own more than ten percent of a registered class of the Fund's outstanding securities ("Reporting Persons"), to file reports of ownership of the Fund's securities and changes in such ownership with the SEC and the NYSE. Such persons are required by SEC regulations to furnish the Fund with copies of all such filings.

    Based solely upon its review of the copies of such forms received by it, and written representations from certain Reporting Persons that no year-end reports were required for those persons, each Fund believes that during the fiscal year ended September 30, 2002, its Reporting Persons complied with all applicable filing requirements except that Dr. Omstead filed a Form 4 late upon an acquisition of shares of HQL.

                                 OTHER BUSINESS

    As of the date of this Proxy Statement, the Board of Trustees is not aware that any matters are to be presented for action at the Annual Meeting other than those described above. Should other business properly be brought before the Annual Meeting, it is intended that the accompanying Proxy will be voted thereon in accordance with the judgment of the persons named as proxies.

                    PROXIES AND VOTING AT THE ANNUAL MEETING

    Shareholders who execute proxies may revoke them at any time before they are voted by written notice to the Secretary of the Fund at 30 Rowes Wharf, Fourth Floor, Boston, MA 02110-3328, or by casting a vote at the Annual Meeting. All valid proxies received prior to the Annual Meeting, or any adjournment or adjournments thereof, will be voted at the Annual Meeting and any adjournments thereof.

    The representation in person or by proxy of a majority of the outstanding shares of each Fund is necessary to constitute a quorum for transacting business at the Annual Meeting. For purposes of determining the presence of a quorum, abstentions and broker "non-votes" will be treated as shares that are present. Broker non-votes are proxies received by a Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Broker non-votes are unlikely to be relevant to the Annual Meeting because each of the Proposals to be voted upon by the shareholders involves matters that the NYSE considers to be routine and within the discretion of brokers to vote if no customer instructions are received.

    Shareholders of each Fund will vote separately with respect to each Proposal. Proposal 1 requires the approval of a plurality of shares voting at the Annual Meeting (i.e., the two nominees, in the case of HQH, and the three nominees, in the case of HQL, receiving the greatest number of votes will be elected). Proposal 2 requires the approval of a majority of shares voting at the Annual Meeting.

    The term "majority of the outstanding voting securities," as defined in the 1940 Act and as used in connection with Proposal 2, means: the affirmative vote of the lesser of (i) 67% of the voting securities of the Fund present at the Annual Meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.

    Abstentions will not be counted in favor of, but will have no other effect on, the votes for Proposals 1 and 2.

    Matters on which a choice has been provided will be voted as indicated on the proxy card and, if no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of each Proposal referred to in the Proxy Statement, and will use their best judgment in connection with the transaction of such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

    In the event that sufficient votes in favor of any Proposal set forth in the Notice of Annual Meeting are not received by June 18, 2003, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Annual Meeting to permit further solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the Annual Meeting to be adjourned. The persons named as proxies on the enclosed proxy card will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such Proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the New Adviser.

    As of April 1, 2003, there were 14,227,676 shares of beneficial interest of HQH and 11,123,431 shares of beneficial interest of HQL issued and outstanding. Shareholders will be entitled to one vote for each share held. Only shareholders of record at the close of business on May 7, 2003, the record date, will be entitled to vote at the Annual Meeting. As of April 1, 2003, the Trustees and officers of the Fund individually and as a group beneficially owned less than 1% of the outstanding voting securities of the Fund. As of April 1, 2003, HQH and HQL were not aware of any person that beneficially owned more than 5% of either Fund's outstanding voting securities.

                       PROPOSALS FOR 2004 ANNUAL MEETING

    Shareholder proposals for each Fund's 2004 Annual Meeting must be received at the Fund's executive offices at 30 Rowes Wharf, Fourth Floor, Boston, Massachusetts 02110-3328 no later than January 23, 2004 for inclusion in the 2004 Proxy Statement and form of proxy. Submission of such proposals does not insure that they will be included in the 2004 Proxy Statement or submitted for a vote at the 2004 Annual Meeting.

                                    GENERAL

    The Fund will pay the cost of preparing, assembling and mailing the material in connection with solicitaion of proxies, and will reimburse brokers, nominees and similar record holders for their reasonable expenses incurred in connection with forwarding proxy material to beneficial holders. In addition to the solicitation by use of the mails, certain officers of the Fund and certain employees of the Adviser, who will receive no compensation for their services other than their regular salaries, may solicit the return of proxies personally or by telephone or facsimile.

                                                        H&Q HEALTHCARE INVESTORS
                                                     H&Q LIFE SCIENCES INVESTORS

    May 14, 2003

                                                                     HQHCM-PS-03

H & Q LIFE SCIENCES INVESTORS

C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

                              VOTER CONTROL NUMBER

                              _____________________

                Your vote is important. Please vote immediately.

VOTE-BY-INTERNET                                              [GRAPHIC COMPUTER]

1.   LOG ON TO THE INTERNET AND GO TO http://www.eproxyvote.com/hql

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND FOLLOW THE EASY STEPS OUTLINED ON THE SECURED WEBSITE.

OR

VOTE-BY-TELEPHONE                                                [GRAPHIC PHONE]

1.   CALL TOLL-FREE 1-877-PRX-VOTE (1-877-779-8683)

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND FOLLOW THE EASY RECORDED INSTRUCTIONS.


  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                                                          ZHQHL1

/X/ PLEASE MARK VOTES AS IN THIS EXAMPLE.

H&Q LIFE SCIENCES INVESTORS

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR ALL NOMINEES.

1.   On the election of three Trustees:

NOMINEES: (01) Alan G. Carr, (02) Henri A. Termeer and
          (03) Daniel R. Omstead, ENG ScD

               FOR                  WITHHELD
               ALL     / /     / /  FROM ALL
             NOMINEES               NOMINEES

      / / ________________________________________
          For all nominees except as noted above

2. Ratification of the selection of PricewaterhouseCoopers LLP as the independent public accountants of the Fund for the fiscal year ending September 30, 2003 (THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR);

     FOR  AGAINST  ABSTAIN
     / /    / /      / /

3. In their discretion, on all other business that may properly come before the Annual Meeting and any adjournment or adjournments thereof.


Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                           / /

Please be sure to sign and date this Proxy.

Signature:_________________ Date:______ Signature:_________________ Date:______

                                  DETACH HERE

                                                                          ZHQHL2

                          H&Q LIFE SCIENCES INVESTORS

     PROXY FOR THIS ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 18, 2003
        THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Alan G. Carr, Henri A. Termeer and Kimberley L. Carroll, and each of them, proxies of the undersigned, with full powers of substitution, to vote at the Annual Meeting of Shareholders of H&Q LIFE SCIENCES INVESTORS (the "Fund") to be held on June 18, 2003 at 9:00 A.M. at the Boston Harbor Hotel, 70 Rowes Wharf, Boston, Massachusetts 02110, and at any adjournment or adjournments thereof, all the shares of the Fund outstanding in the name of the undersigned as follows on the reverse of this card.

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR TRUSTEE, FOR ADOPTION OF PROPOSAL 2, AND WITH RESPECT TO ITEM 3, AS SAID PROXIES, AND EACH OF THEM, MAY DETERMINE.

  PLEASE VOTE, DATE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.

Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

______________________________________   ______________________________________

______________________________________   ______________________________________

______________________________________   ______________________________________

H & Q HEALTHCARE INVESTORS

C/O EQUISERVE TRUST COMPANY, N.A. P.O. BOX 8694
EDISON, NJ 08818-8694

                              VOTER CONTROL NUMBER

                              _____________________

                Your vote is important. Please vote immediately.

VOTE-BY-INTERNET                                              [GRAPHIC COMPUTER]

1.   LOG ON TO THE INTERNET AND GO TO http://www.eproxyvote.com/hqh

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND FOLLOW THE EASY STEPS OUTLINED ON THE SECURED WEBSITE.

OR

VOTE-BY-TELEPHONE                                                [GRAPHIC PHONE]

1.   CALL TOLL-FREE 1-877-PRX-VOTE (1-877-779-8683)

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND FOLLOW THE EASY RECORDED INSTRUCTIONS.


  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                                                          ZHQHC1

/X/ PLEASE MARK VOTES AS IN THIS EXAMPLE.

H&Q HEALTHCARE INVESTORS

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR ALL NOMINEES.

1.   On the election of three Trustees:

NOMINEES: (01) Lawrence S. Lewin, (02) Uwe E. Reinhardt, Ph.D. and
          (03) Daniel R. Omstead, ENG ScD

               FOR                  WITHHELD
               ALL     / /     / /  FROM ALL
             NOMINEES               NOMINEES

      / / ________________________________________
          For all nominees except as noted above

2. Ratification of the selection of PricewaterhouseCoopers LLP as the independent public accountants of the Fund for the fiscal year ending September 30, 2003 (THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR);

     FOR  AGAINST  ABSTAIN
     / /    / /      / /

3. In their discretion, on all other business that may properly come before the Annual Meeting and any adjournment or adjournments thereof.


Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                           / /

Please be sure to sign and date this Proxy.

Signature:_________________ Date:______ Signature:_________________ Date:______

                                  DETACH HERE

                                                                          ZHQHC2

                            H&Q HEALTHCARE INVESTORS

     PROXY FOR THIS ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 18, 2003
        THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Alan G. Carr, Henri A. Termeer and Kimberley L. Carroll, and each of them, proxies of the undersigned, with full powers of substitution, to vote at the Annual Meeting of Shareholders of H&Q HEALTHCARE INVESTORS (the "Fund") to be held on June 18, 2003 at 9:00 A.M. at the Boston Harbor Hotel, 70 Rowes Wharf, Boston, Massachusetts 02110, and at any adjournment or adjournments thereof, all the shares of the Fund outstanding in the name of the undersigned as follows on the reverse of this card.

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR TRUSTEE, FOR ADOPTION OF PROPOSAL 2, AND WITH RESPECT TO ITEM 3, AS SAID PROXIES, AND EACH OF THEM, MAY DETERMINE.

PLEASE VOTE, DATE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.

Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

______________________________________   ______________________________________

______________________________________   ______________________________________

______________________________________   ______________________________________